Exhibit 10.5

SHARES FOR SERVICES AGREEMENT

This SHARES FOR SERVICES AGREEMENT (this “Agreement”) is entered into as of this 19th day of September, 2023, by and between FOXO Technologies, Inc., a Delaware corporation (the “Company”), and Joseph Gunnar & Co., LLC (“JGUN”).

WHEREAS, JGUN is a New York-based investment bank, which provides banking and advisory services to the Company;

WHEREAS, the Company recently conducted two PIPE Transactions with third party investors who negotiated to purchase the Company’s Class A common stock, $0.0001 par value (“Common Stock”), at $0.08 per share with demand registration rights (the “PIPE Price”), and JGUN acted as Placement Agent with respect to said Transactions and further, JGUN represented the Company with respect to ReCap Advisory Services and advanced Non-Accountable Expenses on behalf of the Company;

WHEREAS, JGUN´s invoices dated January 5, 2023, and June 30, 2023, and July 25, 2023, in the gross amount of $221,500 are past due and outstanding (the “Past Due Balance”); and

WHEREAS, the Company wishes to satisfy the Past Due Balance with JGUN by issuing to JGUN Common Stock at the PIPE Price totaling 2,768,750 shares (the “Payment Shares”), and collectively with registration rights similar to the PIPE investors (the “Securities”) and will file a Resale S-1 to register the Payment Shares within three (3) business days of the date of action of the Company´s Board commensurate with this Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and JGUN hereby agree as follows:

SECTION 1: ISSUANCE OF THE PAYMENT SHARES

1.1 Issuance of the Payment Shares. Upon execution of this Agreement, the Company shall issue the Payment Shares to JGUN, which such Payment Shares shall be fully vested, fully paid and nonassessable shares of Common Stock.

1.2 Registration Rights of the Securities. The Company shall register the resale of the Shares by JGUN under the same terms as the recent PIPE investors.

SECTION 2: REPRESENTATIONS AND WARRANTIES OF JGUN

JGUN hereby represents and warrants to the Company as follows:

2.1 Restricted Securities. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. JGUN understands that the issuance of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and, if deemed advisable by the Company, the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of JGUN contained in this Agreement.

2.2 Accredited Investor. JGUN is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act either because it is an entity that otherwise meets the definition of “accredited investor” set forth in Rule 501(a).

SECTION 3: RIGHT TO ISSUE SHARES

3.1 General. The Payment Shares shall have such terms and conditions as set forth in this Section 3.

3.2 INTENTIONALLY OMITTED.

3.3 Delivery of Payment Shares. The Payment Shares issued hereunder shall be transmitted by the Company’s transfer agent (the “Transfer Agent”) to JGUN by crediting the account of JGUN’s prime broker with The Depository Trust Company through its Deposit/Withdrawal at Custodian system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Payment Shares to or resale of the Payment Shares by JGUN or (B) the Payment Shares are eligible for resale by JGUN without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by JGUN (such date, the “Share Delivery Deadline”). The Payment Shares shall be deemed to have been issued, and JGUN or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares for all purposes.

3.4 Charges, Taxes and Expenses. Issuance of Payment Shares shall be made without charge to JGUN for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of JGUN. The Company shall pay all Transfer Agent fees required for same-day processing.

3.5 Authorized Shares. The Company covenants that its issuance of the Payment Shares shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates, if any, for the Payment Shares. The Company will take all such reasonable action as may be necessary to assure that such Payment Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NYSE American or any of the following other markets or exchanges on which the Common Stock is then listed or quoted for trading: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing) or a principal quotation system (i.e., OTCQX, OTCQB, OTC Pink, the OTC Bulletin Board). The Company covenants that all Payment Shares will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes and all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.6 Impairment. Except and to the extent as waived or consented to by JGUN, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of JGUN as set forth in this Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Payment Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Payment Shares, and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Agreement.

3.7 Authorizations. Before taking any action which would result in an adjustment in the number of Payment Shares, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

3.8 INTENTIONALLY OMITTED.

3.9 Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely issuance of the Payment Shares, pursuant to the terms hereof.

3.10 INTENTIONALLY OMITTED.

3.11 Compensation for Buy-In on Failure to Timely Deliver Payment Shares. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, either (x) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, to issue and deliver to JGUN (or its designee) a certificate or book entry statement for the number of Payment Shares of Common Stock to which JGUN is entitled and register such shares of Common Stock on the Company’s share register or, (y) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of JGUN or JGUN’s designee with DTC for such number of Payment Shares of Common Stock to which JGUN is entitled (a “Delivery Failure”), then, in addition to all other remedies available to JGUN, (1) the Company shall pay in cash to JGUN on each day after such Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to two percent (2%) of the product of (A) the sum of the number of shares of Common Stock not issued to JGUN on or prior to the Share Delivery Deadline and to which JGUN is entitled, multiplied by (B) any trading price of the Common Stock selected by JGUN in writing as in effect at any time during the period beginning upon the applicable Delivery Failure. In addition to the foregoing, if on or prior to the Share Delivery Deadline either (A) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver to JGUN (or its designee) a certificate or book entry statement and register such shares of Common Stock on the Company’s share register or, (B) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent shall fail to credit the balance account of JGUN or JGUN’s designee with DTC for the number of Payment Shares of Common Stock to which JGUN is entitled, and if on or after such Share Delivery Deadline, JGUN purchases (in an open market transaction or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable that JGUN is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then, in addition to all other remedies available to JGUN, the Company shall, within two (2) Business Days after receipt of JGUN’s request and in JGUN’s discretion, either: (I) pay cash to JGUN in an amount equal to JGUN’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of JGUN) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or book entry statement (and to issue such shares of Common Stock) or credit the balance account of JGUN or JGUN’s designee, as applicable, with DTC for the number of shares of Common Stock to which JGUN is entitled (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to JGUN a certificate or book entry statement representing such shares of Common Stock or credit the balance account of JGUN or JGUN’s designee, as applicable, with DTC for the number of shares of Common Stock to which JGUN is entitled, and pay cash to JGUN in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date for the planned issuance of the Payment Shares and ending on the date of such issuance and payment under this clause (II) (the “Buy-In Payment Amount”). Nothing shall limit JGUN’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver a certificate or book entry statement representing the Payment Shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof.

3.12 INTENTIONALLY OMITTED.

3.13 INTENTIONALLY OMITTED.

3.14 Notice to Allow. If at any time prior to the issuance of the Payment Shares, (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by e-mail to JGUN at its last e-mail address as it appears on the records of the Company at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice (unless such information is filed with the SEC, in which case a notice shall not be required) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. JGUN shall remain entitled to the Payment Shares during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

3.15 INTENTIONALLY OMITTED.

3.16 Transferability. Subject to compliance with any applicable securities laws, all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon written assignment in the form reasonably agreed to by the Company and JGUN duly executed by JGUN or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer of this Agreement delivered to the principal office of the Company or its designated agent. Upon such assignment and, if required, such payment, the Company shall enter into a new agreement with the assignee or assignees, as applicable, and this Agreement shall promptly be cancelled. Any rights, if properly assigned in accordance herewith, may be exercised by such assignee without having a new agreement executed.

SECTION 4: MISCELLANEOUS

4.1 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York, N.Y. time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York, N.Y. time) on any Trading Day, or (c) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

4.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without regard to conflicts of laws principles thereof.

4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

4.5 Legal Representation. The parties agree and acknowledge that the Company has been represented by Stinson LLP. Each party shall be responsible for their own legal costs and expenses in connection with this Agreement and Waiver.

4.6 Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument. This Agreement may be executed by facsimile or pdf signature by any party and such signature will be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

[The remainder of the page is intentionally left blank. Signatures appear on Page 7.]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

FOXO Technologies, Inc.

By:	/s/ Bret Barnes
Bret Barnes
Chairman of the Board of Directors
Email: bbarnesworkhorse21@gmail.com

With a copy to (which shall not constitute notice):

JOSEPH GUNNAR & CO., LLC

By:	/s/ Stephan Stein
Stephan Stein
President
Email: sstein@jgunnar.com

7